Exhibit 99.1

1347 PROPERTY INSURANCE HOLDINGS ANNOUNCES STOCK REPURCHASE PROGRAM

Tampa, FL – December 1, 2014 – 1347 Property Insurance Holdings, Inc. (NASDAQ:PIH) (“PIH” or “the Company”), a property and casualty insurance holding company offering homeowners’ and dwelling insurance to individuals in Louisiana through its wholly-owned subsidiary, Maison Insurance Company (“Maison”), today announced that its Board of Directors has approved a share repurchase program of up to 500,000 shares of common stock. Over the next 12 months, the repurchases will be made from time to time in open market transactions, privately-negotiated transactions, block purchases, or otherwise in accordance with Federal securities laws at the discretion of the Company’s management. The Company’s decisions around the timing, volume, and nature of share repurchases will be dependent on market conditions, applicable securities laws, and other factors. The share repurchase program and the Board's authorization of the program may be modified, suspended, or discontinued at any time.

The repurchase program will be funded using the Company’s working capital. As of September 30, 2014, the Company had 6,358,125 shares outstanding of its common stock.

Management Comments

Douglas N. Raucy, Chief Executive Officer, commented, “The decision to approve the share repurchase program from our Board of Directors reaffirms our confidence in the future of the Company. While investing in the expansion of our business operations remains our first priority, the Board’s consent to initiate the program is a sign of the importance we place in the Company’s ability to create long-term profitable growth. We remain committed to making strategic and capital management decisions that return the most value to our shareholders.”

About 1347 Property Insurance Holdings, Inc.

1347 Property Insurance Holdings, Inc. is a property and casualty insurance holding company incorporated in Delaware. In December 2012, the Company began providing property and casualty insurance to individuals in Louisiana through its wholly-owned subsidiary Maison Insurance Company. The Company’s insurance offerings currently include homeowners’ insurance, manufactured home insurance and dwelling fire insurance.

Forward Looking Statements

This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as "expects", "believes", "anticipates", "intends", "estimates", "seeks" and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect

Company management's current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements.  For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward looking statements, please refer to the section entitled "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.  Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise.

Additional Information

Additional information about 1347 Property Insurance Holding, Inc., including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, can be found at the U.S. Securities and Exchange Commission's website at www.sec.gov, or at PIH’s corporate website: www.1347pih.com.

CONTACT:	-OR-	INVESTOR RELATIONS:
1347 Property Insurance Holdings, Inc.		The Equity Group Inc.
Douglas N. Raucy		Forrest Hunt
Chief Executive Officer		Associate
(813) 579-6210 / draucy@maisonins.com		(212)836-9610/fhunt@equityny.com